UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 10, 2014

CESCA THERAPEUTICS INC.
(Formerly Known As ThermoGenesis Corp.)
(Exact name of registrant as specified in its charter)

Delaware	000-16375	94-3018487
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2711 Citrus Road
Rancho Cordova, California  95742
(Address and telephone number of principal executive offices) (Zip Code)

(916) 858-5100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Section 7.01	Regulation FD Disclosure

On June 10, 2014, Cesca Therapeutics Inc.. (the “Company”) issued a press release announcing longer-term clinical follow-up observations from its feasibility study of SurgWerks® CLI, its candidate therapeutic device kit for treating Rutherford category 5 and Fontaine IV (end-stage) critical limb ischemia.  The results showed no proliferative changes to the retinal vascularization, a strong indication that the therapy impacts only the treated tissue.  The study now has a median follow-up of 26.1 months.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Section 9.01	Financial Statements and Exhibits

Exhibit No.	Exhibit Description

99.1	Press release dated June 10, 2014, titled “Cesca Therapeutics Announces Promising Longer Term Safety and Efficacy on Surgwerks® - CLI from the Feasibility Clinical Study.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cesca Therapeutics Inc.
a Delaware Corporation

Dated: June 16, 2014	/s/ Dan T. Bessey
Dan T. Bessey, Chief Financial Officer